Exhibit 10.93

FIRST AMENDMENT TO

AMENDED AND RESTATED LIMITED LIABILITY COMPANY AGREEMENT

OF

@VENTURES V, LLC

THIS FIRST AMENDMENT, dated as of the 7th day of September, 2006, to the Amended and Restated Limited Liability Company Agreement dated as of January 24, 2006 (the “Agreement”), of @Ventures V, LLC, a Delaware limited liability company (the “LLC”), is by and among the Managing Member and the persons named as Associate Members on Schedule A to the Agreement. Capitalized terms used herein, and not otherwise defined herein, shall have the respective meanings ascribed to them in the Agreement.

For good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Members hereby amend the Agreement as follows.

1. Amendment to Schedule A. Effective as of the date hereof, Schedule A to the Agreement is hereby deleted, and Schedule A attached hereto is substituted therefor.

2. No Other Amendments. In all other respects, the Agreement is hereby ratified and confirmed.

IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the date first above written.

MANAGING MEMBER:

CMG @VENTURES CAPITAL CORP.

By:
Name	Peter L. Gray
Title	Secretary

ASSOCIATE MEMBERS:

Peter H. Mills

Marc D. Poirier

Matthew R. Horton

@VENTURES V, LLC

SCHEDULE A

NAMES AND ADDRESSES OF THE MEMBERS, PERCENTAGE INTERESTS

AND VESTING COMMENCEMENT DATES

Managing Members	Percentage Interest	Vesting Commencement Date

CMG @Ventures Capital Corp. 1100 Winter Street, Suite 4600 Waltham, MA 02451	92.334*	NA

Associate Members	Percentage Interest	Vesting Commencement Date

Peter H. Mills 2 Sierra Lane Portola Valley, CA 94028	3.333%*	01/01/04

Marc D. Poirier 160 Christian Way North Andover, MA 01845	3.333%*	01/01/04

Matthew R. Horton 265 Olive Ave. Palo Alto, CA 94306	1.000%*	12/1/05

*	Provided, however, that the Percentage Interests of the Members with respect to the LLC’s investment in Open Channel Solutions, Inc. (“OCS”) shall be: CMGI 94.890%, Peter H. Mills 2.222%, Marc D. Poirier 2.222%, and Matthew R. Horton 0.666% for all purposes, including computing the Appropriate Amount and determining the distributions under Article IV.